EX-99.23(g)(19)

                                  AMENDMENT TO
                              AMENDED AND RESTATED
                             MUTUAL FUND CUSTODY AND
                               SERVICES AGREEMENT

     This Amendment dated the 3rd day of December, 2007, to the Amended and Restated Mutual Fund Custody and Service Agreement effective as of May 1, 2001 (the "Agreement") by and between JNL Series Trust and JNL Investors Series Trust (each individually the "Trust") and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company) (the "Custodian").

     WHEREAS, the Trust and the Custodian have entered into the Agreement.

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of seven new funds: 1) JNL/S&P Dividend Income & Growth Fund; 2) JNL/S&P Intrinsic Value Fund; 3) JNL/S&P Competitive Advantage Fund; 4) JNL/S&P Total Yield Fund; 5) JNL/PAM China-India Fund; 6) JNL/PAM Asia ex-Japan Fund; and 7) JNL/Capital Guardian International Small Cap Fund.

     WHEREAS, in order to reflect the sub-adviser change from Wellington Management Company, LLP to Capital Guardian Trust Company for two funds: 1) JNL/Select Large Cap Growth Fund; and 2) JNL/Select Global Growth Fund.

     WHEREAS, in order to reflect the name change for the JNL/Select Large Cap Growth Fund to JNL/Capital Guardian U.S. Growth Equity Fund; and the JNL/Select Global Growth Fund to JNL/Capital Guardian Global Diversified Research Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Pyramis Global Advisors, LLC to Capital Guardian Trust Company for the JNL/FI Balanced Fund.

     WHEREAS, in order to reflect a name change for the JNL/FI Balanced Fund to JNL/Capital Guardian Global Balanced Fund.

     WHEREAS,  in order to  reflect a change  in  sub-adviser  from J.P.  Morgan
Investment  Management  Inc.  to  A  I  M  Capital  Management,   Inc.  for  the
JNL/JPMorgan International Equity Fund.

     WHEREAS,   in  order  to  reflect  a  name  change  for  the   JNL/JPMorgan
International Equity Fund to the JNL/AIM International Growth Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC to PPM America, Inc. for the JNL/Putnam Equity Fund.

     WHEREAS, in order to reflect a name change for JNL/Putnam Equity Fund to JNL/PPM America Core Equity Fund.

     WHEREAS, in order to reflect the merger of the JNL/Putnam Midcap Growth Fund into the JNL/FI Mid-Cap Equity Fund, and a subsequent change in sub-adviser of the JNL/FI Mid-Cap Equity Fund from Pyramis Global Advisors, LLP to J.P. Morgan Investment Management, Inc.

     WHEREAS, in order to reflect a name change for the JNL/FI Mid-Cap Equity Fund to JNL/JPMorgan MidCap Growth Fund.

     NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

     1. To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

     2. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     3. The Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trust or Custodian to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

JNL SERIES TRUST                          MELLON TRUST OF NEW ENGLAND, N.A.
JNL INVESTORS SERIES TRUST


By: __________________________________    By: _________________________________
Name:    Mark D. Nerud                    Name:    ____________________________
Title:   President                        Title:   ____________________________

                                   APPENDIX F
                                  LIST OF FUNDS
                            (as of December 3, 2007)

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                             JNL SERIES TRUST FUNDS
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                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                            JNL/AIM Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
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              JNL/Capital Guardian Global Diversified Research Fund
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                    JNL/Capital Guardian Global Balanced Fund
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                 JNL/Credit Suisse Global Natural Resources Fund
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                        JNL/Credit Suisse Long/Short Fund
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                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
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                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
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                    JNL/Franklin Templeton Mutual Shares Fund
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                   JNL/Franklin Templeton Small Cap Value Fund
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                      JNL/Goldman Sachs Core Plus Bond Fund
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                      JNL/Goldman Sachs Mid Cap Value Fund
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                   JNL/Goldman Sachs Short Duration Bond Fund
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                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
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                JNL/JPMorgan U.S. Government & Quality Bond Fund
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                        JNL/Lazard Emerging Markets Fund
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                         JNL/Lazard Small Cap Value Fund
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                          JNL/Lazard Mid Cap Value Fund
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                JNL/Mellon Capital Management S&P 500 Index Fund
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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
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             JNL/Mellon Capital Management International Index Fund
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                  JNL/Mellon Capital Management Bond Index Fund
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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
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                       JNL/Oppenheimer Global Growth Fund
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                           JNL/PAM Asia ex-Japan Fund
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                            JNL/PAM China-India Fund
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                           JNL/PIMCO Real Return Fund
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                        JNL/PIMCO Total Return Bond Fund
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                        JNL/PPM America Core Equity Fund
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                      JNL/PPM America High Yield Bond Fund
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                        JNL/PPM America Value Equity Fund
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                            JNL/Select Balanced Fund
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                          JNL/Select Money Market Fund
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                              JNL/Select Value Fund
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                    JNL/T. Rowe Price Established Growth Fund
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                      JNL/T. Rowe Price Mid-Cap Growth Fund
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                          JNL/T. Rowe Price Value Fund
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                    JNL/S&P Moderate Retirement Strategy Fund
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                JNL/S&P Moderate Growth Retirement Strategy Fund
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                     JNL/S&P Growth Retirement Strategy Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                        JNL INVESTORS SERIES TRUST FUNDS
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                              JNL Money Market Fund
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                           Jackson Perspective 5 Fund
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                        Jackson Perspective Index 5 Fund
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                      Jackson Perspective Optimized 5 Fund
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                      Jackson Perspective Money Market Fund
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